UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 8, 2017

ADVERUM BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on November 2, 2016, Adverum Biotechnologies, Inc. (the “Company”) and Paul B. Cleveland, executive chair of the Company, entered into an amendment to Mr. Cleveland’s offer letter which set forth, among other matters, that Mr. Cleveland would cease serving as executive chair and principal executive officer of the Company upon completion of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). On June 8, 2017, the Company held the 2017 Annual Meeting, and, accordingly, Mr. Cleveland ceased serving as executive chair and principal executive officer of the Company. Mr. Cleveland will continue to serve as the chairman of the Company’s board of directors, and Amber Salzman, Ph.D., the Company’s president and chief executive officer, will serve as the Company’s principal executive officer. Dr. Salzman’s background is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2017 (the “Proxy Statement”) and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2017 Annual Meeting, the stockholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Proxy Statement.

Of the Company’s 42,866,183 shares of common stock issued and outstanding and entitled to vote as of the record date on April 20, 2017, a quorum of 28,178,321 shares, or 65.73% of the shares entitled to vote, was present in person or represented by proxy at the 2017 Annual Meeting.

The final voting results for each matter submitted to a vote of the Company’s stockholders at the 2017 Annual Meeting are as follows:

Proposal No. 1. Election of Directors.

The election of two Class III directors, each to serve a three-year term, which will expire at the 2020 Annual Meeting of Stockholders, or until such time as their respective successors have been elected or qualified.

	Votes Cast For	Number of Withholds	Number of Broker Non- Votes
Mitchell H. Finer, Ph.D.	12,870,241	5,322,573	9,985,507
Richard N. Spivey, Pharm.D., Ph.D.	15,789,964	2,402,850	9,985,507

Proposal No. 2. Ratification of Selection of Independent Registered Public Accounting Firm.

The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non- Votes
26,100,595	84,085	1,993,641	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2017	ADVERUM BIOTECHNOLOGIES, INC.

	By:	/s/ Leone Patterson
Leone Patterson, Chief Financial Officer